EXHIBIT 10.71

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of December 16, 2003 is made by Sweetheart Cup Company Inc., a Delaware corporation (the "Issuer"), Sweetheart Holdings Inc., the parent of the Issuer (the "Parent"), and each Domestic Subsidiary of the Issuer which may from time to time hereafter become a party hereto pursuant to Section 7.4 (each, individually, an "Additional Grantor", and collectively, the "Additional Grantors", and together with the Issuer, the Parent, each such Domestic Subsidiary, each, individually, a "Grantor", and collectively, the "Grantors"), in favor of Wells Fargo Bank Minnesota, National Association, as collateral agent (together with its successor(s) thereto, in such capacity, the "Collateral Agent") for each of the Secured Parties.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Issuer, the other Grantors and the Collateral Agent, as trustee, have entered into an Indenture, dated as of December 16, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Issuer has issued (the "Notes Issuance") its 9 1/2% Series A Senior Secured Notes due 2007 (and, if applicable, its 9 1/2% Series B Senior Secured Notes due 2007, issued in exchange therefor) (collectively, the "Notes");

         WHEREAS, as a condition precedent to the Notes Issuance, each Grantor is required to execute and deliver this Security Agreement;

         WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

         WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Issuer;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, each Grantor agrees, for the benefit of each Secured Party, as follows:
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                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Additional Grantor" and "Additional Grantors" are defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Collateral Agent" is defined in the preamble.

         "Excluded Assets" means (a) leasehold interests for any of the properties set forth in Section 2.1 and (b) accounts, inventory, trademarks, patents, copyrights, registrations or applications therefor or any other intellectual property, any property used in any business unit of a Grantor other than the Fonda Business Unit or any proceeds of any of the foregoing.

         "Fonda Business Unit" means the business unit of the Issuer consisting of the assets used to produce the "Fonda", "Hoffmaster" and "Creative Expressions" brands, which brands are manufactured at the addresses set forth in
Section 2.1.

         "Grantor" and "Grantors" are defined in the preamble.

         "Indenture" is defined in the first recital.

         "Issuer" is defined in the preamble.

         "Master Deposit Account" means a deposit account of the Issuer to be established and maintained with the Collateral Agent upon the occurrence of an Event of Default.

         "Notes" is defined in the first recital.

         "Notes Issuance" is defined in the first recital.

         "Related Documents" means the Indenture, the Notes, this Security Agreement and the Mortgages.

         "Secured Obligations" is defined in Section 2.2.

         "Secured Parties" means the Collateral Agent, the Trustee and the Holders.


         "Security Agreement" is defined in the preamble.

         "Termination Date" means the date on which (a) the Secured Obligations are paid in full, in cash, (b) an amount sufficient to satisfy the Secured Obligations is deposited, in cash, in an irrevocable trust for the Noteholders

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or (c) the Secured Obligations are otherwise satisfied in full in accordance with the terms of the Indenture.

         "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if, with respect to any U.C.C. financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Collateral Agent pursuant to the applicable Related Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then "U.C.C." means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Related Document and any U.C.C. financing statement relating to such perfection or effect of perfection or non-perfection.

         Section 1.2. Indenture Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Indenture.

         Section 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Indenture or the context otherwise requires and whether or not capitalized, terms for which meanings are provided in Article 8 or Article 9 of the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.



                                   ARTICLE II

                                SECURITY INTEREST

         Section 2.1. Grant of Security Interest. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of each of the Secured Parties, a continuing security interest in all of the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by such Grantor, (collectively the "Collateral"):

                  (a) the equipment, structures and other improvements to any of the foregoing of such Grantor located at each location set forth below and, to the extent any of the following items of property constitute fixtures and/or equipment under applicable laws, all fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of every kind and nature whatsoever (including the intellectual property, technology and general intangibles necessary to use and operate such assets) and all replacements thereof constituting fixtures and/or equipment, now or hereafter affixed or attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupation, operation, development and/or maintenance of the real property of such Grantor or such buildings, structures and other improvements, in each case, located at any of the following locations:

                           (i)      1200 South Perkins Street, Appleton,
Wisconsin;

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                           (ii) 1431 Marvin Griffin Road, Augusta, Georgia;

                           (iii) 14 Glens Falls Technical Park, Glens Falls, New
York;

                           (iv) 1201 Eisenhower Drive South, Goshen, Indiana;

                           (v) 2920 North Main Street, Oshkosh, Wisconsin;

                           (vi) 21 Lower Newton Street, St. Albans, Vermont;

                           (vii) 1840 Spencer Street, Appleton, Wisconsin;

                           (viii) 1250 North Marshall, El Cajon, California;

                           (ix) 1160 Vernon Way, El Cajon, California;

                           (x) 2525 North Shadeland Avenue, Indianapolis,
Indiana;

                           (xi) 2910 Maine Avenue, Lakeland, Florida;

                           (xii) 33 Lower Newton Street, St. Albans, Vermont;
and

                           (xiii) Route 886, Williamsburg, Pennsylvania; and

                  (b) all other equipment used exclusively in the Fonda Business Unit that has not at any time been used by any other business unit of the Issuer wherever located;

                  (c) all proceeds of and from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), the Master Deposit Account, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any Excluded
Assets.

         Section 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Issuer now or hereafter existing under the Indenture, the Notes and each other Related Document to which the Issuer is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all Obligations of each Grantor now or hereafter existing under its Subsidiary Guarantee, this Security Agreement and each other Related Document to which such Grantor is or may become a party (all such obligations of such Grantor being the "Secured Obligations").

         Section 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until the Termination
         Date,

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                  (b) be binding upon each Grantor, its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Holder may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Holder under any Related Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Sections 2.01 and 2.06 of the Indenture. On the Termination Date, the security interest granted herein shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Collateral Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the terms of the Indenture or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to
(x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Collateral Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         Section 2.4. Security Interest Absolute. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Collateral Agent and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional and irrevocable, irrespective of

                  (a) any lack of validity, legality or enforceability of the Indenture, any Note or any other Related Document;

                  (b) the failure of any Secured Party

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Issuer, any other Grantor or any other Person under the provisions of the Indenture, any Note, any other Related Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, debtor or obligor with respect to, or collateral securing, any Secured Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

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                  (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Indenture, any Note or any other Related Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Issuer, any other Grantor, any surety or any guarantor, debtor or obligor.

         Section 2.5 Postponement of Subrogation, etc. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the Termination Date. Any amount paid to any Grantor on account of any payment made hereunder prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Secured Parties and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Indenture; provided, however, that if

                  (a) such Grantor has made payment to the Secured Parties of all or any part of the Secured Obligations, and

                  (b) the Termination Date has occurred,

each Secured Party agrees that, at the requesting Grantor's request and sole expense, the Secured Parties will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations remain outstanding, each Grantor shall refrain from taking any action or commencing any proceeding against the Issuer or any other Grantor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.

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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.1. Representations and Warranties. Each Grantor represents and warrants to each Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article III.

         Section 3.2. Grantor Name, Location, etc. The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the U.C.C. is set forth in Item A of Schedule I hereto. During the past five years preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item B of Schedule I hereto. The name set forth on the signature page is the true and correct name of such Grantor. Each Grantor's federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item C of Schedule I hereto.

         Section 3.3. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement except as permitted by the Indenture. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 4.12 of the Indenture or as to which a termination statement or partial release relating to such financing statement or other instrument has been delivered to the Collateral Agent on the Closing Date.

         Section 3.4. Validity, etc. This Security Agreement creates a valid continuing security interest in the Collateral constituting personal property securing the payment of the Secured Obligations, and, subject to "Permitted Liens", upon the filing in the jurisdiction of incorporation or formation of the applicable Grantor Uniform Commercial Code financing statements delivered by the Grantor to the Collateral Agent with respect to such Collateral in which a security interest may be perfected by filing a UCC financing statement, such security interest will be a valid first priority perfected security interest (except to the extent a Uniform Commercial Code financing statement was previously filed in connection with Permitted Liens and such financing statement remains effective in respect of such Collateral). Each Grantor agrees to deliver UCC-1 and UCC-3 financing statements to a filing agent acceptable to the Collateral Agent and make any other filings reasonably necessary to perfect the security interests contemplated hereby at the sole expense of such Grantor.

         Section 3.5. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

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                  (a) for the grant by such Grantor of the security interest granted hereby, the pledge by such Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Security Agreement by such Grantor,

                  (b) for the perfection of or the exercise by the Collateral Agent of its rights and remedies hereunder, or

                  (c) for the exercise by the Collateral Agent of the rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement.

         Section 3.5. Fonda Fixed Assets Collateral. All of the Fonda Fixed Assets Collateral (as defined in the Intercreditor Agreement) is located at the addresses set forth in clause (a) of Section 2.1.



                                   ARTICLE IV

                                    COVENANTS

         Section 4.1. Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, such Grantor will, unless the Trustee shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

         SECTION 4.1.1. Name Changes. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Collateral Agent.

         Section 4.2. As to Proceeds of Collateral. Error! Bookmark not defined. Subject to Section 4.10 of the Indenture, all proceeds of Collateral received by such Grantor shall be deposited into a deposit account of such Grantor, unless, during the occurrence and continuance of an Event of Default, such Grantor is otherwise notified in writing by the Collateral Agent (a "Deposit Notification"). Following any such notice by the Collateral Agent to such Grantor pursuant to this Section 4.2(a), all proceeds of Collateral received by such Grantor shall be delivered in kind to the Master Deposit Account (which shall be established by the Issuer with the Collateral Agent if such Master Deposit Account is not then existing). Proceeds of Collateral received by such Grantor shall, prior to deposit in the Master Deposit Account, be held separate and apart from, and not commingled with, all other property and in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Master Deposit Account.

         (a) Following a Deposit Notification, such Grantor shall transfer all funds constituting proceeds of Collateral out of each of its deposit accounts that is not the Master Deposit Account (other than, in the aggregate, cash or Cash Equivalent Investments in all deposit accounts (other than the Master Deposit Account) that do not exceed at any time $10,000) for deposit into the

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Master Deposit Account at the close of business each day or, if not commercially reasonable to do so, no less frequently than once every five Business Days.

         (b) Following a Deposit Notification, the Collateral Agent shall have the right to apply any amount constituting proceeds of Collateral in the Master Deposit Account to the payment of any Secured Obligations which are due and payable or payable upon demand or otherwise then due and payable.

         (c) With respect to the Master Deposit Account, it is hereby agreed that (i) deposits in the Master Deposit Account are subject to a security interest as contemplated hereby, (ii) the Master Deposit Account shall be under the sole dominion and control of the Collateral Agent and (iii) the Collateral Agent shall have the sole right of withdrawal over the Master Deposit Account; provided, however, that, unless the applicable Grantor receives a notice in writing stating that no such Grantor shall withdraw any of the funds contained in the Master Deposit Account, any such Grantor may at any time withdraw any of the funds contained in the Master Deposit Account for use in any lawful manner not inconsistent with the provisions of this Security Agreement, the Indenture or any other Related Document.

         (d) Following a Default of the nature set forth in clause (6) of
Section 6.01 of the Indenture or an Event of Default, the Collateral Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

         Section 4.3. Insurance. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Collateral) against such casualties and contingencies and of such types and in such amounts as is required pursuant to
Section 4.16 of the Indenture and will, upon the request of the Collateral Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section.

         Section 4.4. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary to perfect and preserve any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

                  (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby; and

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                  (b) furnish to the Collateral Agent, from time to time at the
         Collateral Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         Section 4.4. Fonda Fixed Assets Collateral. Each Grantor agrees that it will not take any action that would result in any of the Collateral no longer being "Fonda Fixed Asset Collateral" (as defined in the Intercreditor Agreement).



                                    ARTICLE V

                              THE COLLATERAL AGENT

         Section 5.1. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, following the occurrence and during the continuation of a Default of the nature set forth in clause (6) of Section 6.01 of the Indenture or an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.4).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

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         Section 5.2. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, during the continuance of the resulting Event of Default, if any, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to
Section 6.3.

         Section 5.3. Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         Section 5.4. Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.



                                   ARTICLE VI

                                    REMEDIES

         Section 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                           (i) require each Grantor to, and such Grantor hereby
                  agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to

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                  the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent as set forth in Section 6.10 of the Indenture.

                  (c)  The Collateral Agent may,

                           (i) transfer all or any part of the Collateral into
                  the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iii) endorse any checks, drafts, or other writings
                  in such Grantor's name to allow collection of the Collateral,

                           (iv) take control of any proceeds of the Collateral,
                  and

                           (v) execute (in the name, place and stead of such
                  Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         Section 6.2. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         Section  6.3.  Indemnity and Expenses.

                  (a) Each Grantor jointly and severally agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or wilful misconduct.

                  (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with

                           (i) the administration of this Security Agreement,

                           (ii) the custody, preservation, use or operation of,
                  or the sale of, collection from, or other realization upon, any of the Collateral,

                           (iii) the exercise or enforcement of any of the
                  rights of the Collateral Agent or the Secured Parties hereunder, and

         Section 6.4.the failure by any Grantor to perform or observe any of the provisions hereof.



                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.1. Related Document. This Security Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the provisions of Article I thereof. This Security Agreement is subject to the terms of the Intercreditor Agreement.

         Section 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (on behalf of (x) the Holders or (y) the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes, as the case may be) and the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it in care of the Issuer at the address of the Issuer specified in the Indenture, if to the Collateral Agent, mailed or telecopied or delivered to it, addressed to it at the address of the Collateral Agent specified in the Indenture. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         Section 7.4. Additional Grantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

         Section 7.5. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

         Section 7.6. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         Section 7.7. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

         Section 7.8. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                             SWEETHEART CUP COMPANY INC., a Delaware corporation

                             By
                                   ---------------------------------------------
                                   Name:
                                   Title:

                             SWEETHEART HOLDINGS INC. a Delaware corporation



                             By
                                   ---------------------------------------------
                                   Name:
                                   Title:

                             WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent



                             By
                                   ---------------------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE I
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])


Item A.  Locations of each Grantor:

-------------------------------------- -----------------------------------------
Name of Grantor:                       Location for purposes of U.C.C.:
-------------------------------------- -----------------------------------------
[GRANTOR]                              [LOCATION]
-------------------------------------- -----------------------------------------

Item B.  Merger or other corporate reorganization.

------------------------------------- ------------------------------------------
Name of Grantor:                      Merger or other corporate reorganization:
------------------------------------- ------------------------------------------
[GRANTOR]
------------------------------------- ------------------------------------------

Item C.  Taxpayer ID numbers.

-------------------------------------- -----------------------------------------
Name of Grantor:                       Taxpayer ID numbers:
-------------------------------------- -----------------------------------------
[GRANTOR]
-------------------------------------- -----------------------------------------

                                                                         ANNEX I
                                                           to Security Agreement


                        SUPPLEMENT TO SECURITY AGREEMENT

         This SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "Supplement"), to the Security Agreement, dated as of December 16, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.4 thereof (each, individually, a "Grantor", and, collectively, the "Grantors"), in favor of Wells Fargo Bank, National Association, as collateral agent (together with its successor(s) thereto, in such capacity the "Collateral Agent") for each of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Security Agreement), is made by the undersigned.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Issuer, the other Grantors and the Collateral Agent, as trustee, have entered into an Indenture, dated as of December 16, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Issuer has issued (the "Notes Issuance") its 9 1/2% Senior Secured Notes due 2007 (and, if applicable, its 9 1/2%Senior Secured Notes due 2007, Series B issued in exchange therefor) (collectively, the "Notes");

         WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Security Agreement;

         WHEREAS, the Security Agreement provides that additional parties may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 7.4 of the Security Agreement, the undersigned is becoming an Additional Grantor under the Security Agreement; and

         WHEREAS, the undersigned desires to become a Grantor under the Security Agreement;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Security Agreement, the undersigned by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto as a Grantor and the undersigned hereby

                  (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder;

                  (b) grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the undersigned (its "Collateral"):

                  (i) the equipment, structures and other improvements to any of the foregoing of such Grantor located at each location set forth below and, to the extent any of the following items of property constitute fixtures and/or equipment under applicable laws, all fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of every kind and nature whatsoever (including the intellectual property, technology and general intangibles necessary to use and operate such assets) and all replacements thereof constituting fixtures and/or equipment, now or hereafter affixed or attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupation, operation, development and/or maintenance of the real property of such Grantor or such buildings, structures and other improvements, in each case, located at any of the following locations:

                           (1)  1200 South Perkins Street, Appleton, Wisconsin;

                           (2)  1431 Marvin Griffin Road, Augusta, Georgia;

                           (3)  14 Glens Falls Technical Park, Glens Falls,
New York;

                           (4)  1201 Eisenhower Drive South, Goshen, Indiana;

                           (5)  2920 North Main Street, Oshkosh, Wisconsin;

                           (6)  21 Lower Newton Street, St. Albans, Vermont;

                           (7)  1840 Spencer Street, Appleton, Wisconsin;

                           (8)  1250 North Marshall, El Cajon, California;

                           (9)  1160 Vernon Way, El Cajon, California;

                           (10) 2525 North Shadeland Avenue, Indianapolis,
Indiana;

                           (11) 2910 Maine Avenue, Lakeland, Florida;

                           (12) 33 Lower Newton Street, St. Albans, Vermont; and

                           (13) Route 886, Williamsburg, Pennsylvania; and

                  (ii) all other equipment used exclusively in the Fonda Business Unit that has not at any time been used by any other business unit of the Issuer wherever located; and

                  (iii) all proceeds of and from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), the Master Deposit Account, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any Excluded
Assets.

                  (c) agrees that each of the Schedules attached hereto shall be deemed to be a Schedule thereto; and

                  (d) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.

In furtherance of the foregoing, each reference to a "Grantor" or "Additional Grantor" in the Security Agreement shall be deemed to include the undersigned.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired.

         SECTION 5. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 6. This Supplement hereby incorporates by reference the provisions of the Security Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Security Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this Supplement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 7. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      [NAME OF ADDITIONAL GRANTOR], a
                                        ------------ -----------

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



ACKNOWLEDGED AND ACCEPTED BY:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Collateral Agent


By:
   ---------------------------
      Name:
      Title:

                                                                      SCHEDULE I
                                                            to Supplement No. __
                                                           to Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])


Item A.  Locations of each Grantor:

-------------------------------------- -----------------------------------------
Name of Grantor:                       Location for purposes of U.C.C.:
-------------------------------------- -----------------------------------------
[GRANTOR]                              [LOCATION]
-------------------------------------- -----------------------------------------

Item B.  Merger or other corporate reorganization.

-------------------------------------- -----------------------------------------
Name of Grantor:                       Merger or other corporate reorganization:
-------------------------------------- -----------------------------------------
[GRANTOR]
-------------------------------------- -----------------------------------------

Item C.  Taxpayer ID numbers.

-------------------------------------- -----------------------------------------
Name of Grantor:                       Taxpayer ID numbers:
-------------------------------------- -----------------------------------------
[GRANTOR]
-------------------------------------- -----------------------------------------